UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 25, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2025, FOXO Technologies Inc., a Delaware corporation (the “Company”), filed an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form of a Certificate of Designation (the “Designation”) that authorized for issuance of up to 4,000,000 shares of a new series of Preferred Stock, par value $0.0001 per share, of the Company designated “Series E Cumulative Redeemable Secured Preferred Stock” (the “Series E Preferred Stock”) and established the rights, preferences and limitations thereof. The Board authorized the Series E Preferred Stock pursuant to the authority given to the Board under the Certificate of Incorporation, which authorizes the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.0001 per share, and authorizes the Board, by resolution, to establish any or all of the unissued shares of Preferred Stock, not then allocated to any series into one or more series and to fix and determine the designation of each such shares, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

Below is a summary of the rights, privileges and preferences of the Series E Preferred Stock. Capitalized terms have the definitions found in the Designation.

Dividends

Holders of issued and outstanding shares of Series E Preferred Stock are entitled to receive, when and as declared by the Board of Directors out of funds legally available for the payment of distributions, cumulative preferential cash dividends at a rate per annum equal to the Dividend Rate (as defined in the Designation) of the $25.00 per share stated liquidation preference of the Series E Preferred Stock. Such dividends will accrue and accumulate on each issued and outstanding share of the Series E Preferred Stock on a daily basis from the original date of issuance of such shares and will be payable semi-annually in equal amounts in arrears on the last calendar day of each Dividend Period (as defined in the Designation).

In addition to the cash dividends payable, holders of issued and outstanding Series E Preferred Stock are entitled to receive dividends payable in shares of Common Stock at a rate per annum equal to the Stock Dividend Rate of the $25.00 per share liquidation preference of the Preferred Stock (each a “Stock Dividend”). The Stock Dividend will be paid on the same day, and to the same holders, as the cash dividend. The number of shares of Common Stock payable in respect of any Stock Dividend will be equal to (x) the dollar amount of such Stock Dividend, divided by (y) the Stock Dividend Stock Price (as defined in the Designation) for such Stock Dividend.

Voting Rights

Other than as may be required by law, the Series E Preferred Stock have no voting rights and no holder is entitled to vote on any matter.

Conversion Rights

The Series E Preferred Stock are not convertible or exchangeable for any stock or other securities or property of the Company.

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Liquidation Preference

Subject to the rights of the holders of any Senior Securities and Parity Securities (each as defined in the Designation), in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company (whether capital or surplus) will be made or set aside for the holders of Junior Securities (as defined in the Designation), as to the distribution of assets on any liquidation, dissolution or winding up of the Company, each holder is entitled to receive an amount in cash per share of Series E Preferred Stock equal to the sum of (i) $25.00, (ii) all accumulated accrued and unpaid cash dividends thereon (whether or not earned or declared) to, but, excluding, the date of final distribution to such holder; (iii) all unpaid Stock Dividends, and (iv) assuming, for the purposes hereof, that the date immediately prior to the date of final distribution was a date on which a Stock Dividend would be paid, an amount determined by what a full Stock Dividend would be for the then current Stock Dividend Period (as defined in the Designation) multiplied by a fraction, the numerator of which would be the number of days since the end of the prior Stock Dividend Period and the denominator of which would be the total number of days in the then current Stock Dividend Period (such sum, the “Liquidation Payment”). If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders is insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Securities (as defined in the Designation) as to the distribution of assets on any liquidation, dissolution or winding up of the Company, then such assets, or proceeds thereof, shall be distributed among the holders and the holders of any such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series E Preferred Stock and any other such shares of Parity Securities if all amounts payable thereon were paid in full. None of: (i) a consolidation or merger of the Company with one or more corporations or other entities; (ii) a sale, lease or transfer of all or substantially all of the Company’s assets; or (iii) a statutory share exchange, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

Security

The Company’s obligation to pay the cash dividends and Stock Dividends and the Liquidation Payment will be secured by the outstanding common stock of FOXO Acquisition Corporation, a wholly-owned Subsidiary of the Company, pursuant to the terms of a Security Agreement, to be entered into by the Company prior to the issuance of any shares of Series E Preferred Stock.

The disclosure above is not a full disclosure of the terms of the Designation. A copy of the Designation is attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

On June 27, 2025, the Company issued a press release which announced the Designation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Designation for Series E Preferred Stock filed with the Delaware Secretary of State on June 25, 2025
99.1	Press Release Dated June 27, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: June 27, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer and Interim Chief Financial Officer

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